Exhibit 99.2
KEEFE, BRUYETTE & WOODS INSURANCE CONFERENCE September 10, 2009 James E. Hohmann, CEO James P. Brannen, CFO

Safe Harbor Statement and Non-GAAP Measures Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995 Certain statements in this presentation concerning FBL Financial Group's prospects for the future are forward-looking statements intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act. These statements generally can be identified by their context, including terms such as "believes," "anticipates," "expects," or similar words. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statement. These risks and uncertainties are detailed in FBL Financial Group's reports filed with the Securities and Exchange Commission and include, but are not limited to, the current difficult financial markets, the current state of the economy, lack of liquidity and access to capital, investment valuations, interest rate changes, competitive factors, the ability to attract and retain sales agents and a decrease in ratings. These forward-looking statements are based on assumptions which FBL Financial Group believes to be reasonable; however, no assurance can be given that the assumptions will prove to be correct. Non-GAAP Measures Comments during this presentation include certain non-GAAP financial measures. These items are reconciled to GAAP in our SEC filings and quarterly financial supplements, both of which may be found on our website. 2

Company Overview Business Strategy Financial Overview Agenda 3

Strategic Priorities Strengthening the Balance Sheet Capital Position Investment Portfolio Risk Management Extending the Success of Farm Bureau Life Continued effective cross-sell Increased product portfolio attractiveness Growing distribution Reinventing EquiTrust The recent focus of FBL Financial Group has been on conserving and strengthening its capital position, as well as the reinvention of EquiTrust. 4 Strategic priorities leverage diversification among FBL Financial Group's subsidiaries.

NYSE: FFG Based in West Des Moines, IA In business since 1945 Two distinct brands: Farm Bureau Financial Services and EquiTrust Financial Services Farm Bureau brand drives exceptional loyalty Total Assets: $14.4 Billion Life Insurance In Force: $45 Billion FBL Financial Group at a Glance A small cap life insurer based in the Midwest with complementary, yet diverse, distribution channels. 5 5 5

Farm Bureau Life Insurance Company EquiTrust Life Insurance Company Company Company Company Managed Property / Casualty Operations Distribution Brand Territory 1,994 exclusive Farm Bureau agents 20,023 independent agents 1,194 exclusive Farm Bureau agents Farm Bureau agents Farm Bureau agents Products Comprehensive line of life insurance, annuities and mutual funds Traditional fixed-rate, index and immediate annuities Personal and commercial property-casualty products 15 Midwestern and Western States National Primarily 8 Midwestern and Western states FBL Financial Group Distribution Channels The diversity of FBL Financial Group's two life insurance subsidiaries, along with the managed property and casualty operations, is the key to its success. 6

Agenda Company Overview Business Strategy Financial Overview 7

FBL Exclusive Farm Bureau Franchise in 15 States Farm Bureau is the largest farm and ranch organization in the U.S. Over 6.2 million member families in the U.S. Farm Bureau Life has use of Farm Bureau name and logo Niche provides: Enhanced prestige and brand awareness Stable customer base Growing property casualty affiliate provides leads for selling life products The foundation of FBL Financial Group is its niche Farm Bureau marketplace. 8

Farm Bureau Life-Superior Persistency & Cross Sell Farm Bureau Life Industry Persistency 0.955 0.937 Farm Bureau Life Industry Persistency 0.225 0.109 Persistency Life Penetration of Property-Casualty Policy Base 9 Niche Farm Bureau presence drives differentiating business performance. * ** * Source: SNL Financial ** Source: LIMRA, multiline exclusive agent average

Farm Bureau Life Market Territory MT ID WY MN ND SD IA WI NE UT AZ CO NM KS OK FBL manages multi-line insurance operations FBL life products only While strong in rural and small town markets, Farm Bureau Life is also expanding in metropolitan areas within its 15 states. With its powerful brand in its marketing territory, Farm Bureau Life has been able to grow its customer base during the recession. 10

Traditional and Universal Life Traditional Annuity Variable Annuities and VUL 44 40 16 Farm Bureau Life Diversified Product Mix Farm Bureau Life's focus on needs-based selling provides customers with products appropriate for various stages of life and economic scenarios. Traditional Annuities 40% Variable Annuities and VUL 16% Traditional and Universal Life 44% Life Insurance Term life Whole life Universal life Variable universal life Annuities Deferred annuities Immediate annuities Variable annuities Settlement Options Variable settlement options Fixed settlement options Structured settlements Mutual Funds Farm Bureau Life agents offer a wide array of individual life insurance and annuity products. 11 June 2009 statutory reserves, including separate account liabilities

4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 Traditional Annuity 0 8.932951 111.932977 152.607443 143.65547 167.039472 210.225266 206.216215 218.525583 232.986638 254.876953 259.633 253.893 221.517 36.616 27.848 26.922 45.448 64.425 73.667 65.599 96.368 73.401 Traditional and Universal Life 0.811 6.301 12.468 20.393 15.983 18.299 22.901 36.975 22.122 44.213 187.04 375.415 200.625 74.543 48.09 45.015 46.962 45.984 49.081 47.087 48.505 49.86 51.584 Variable 38.345 31.749 38.471 33.38 32.277 26.531 22.011 23.16 21.098 (Millions) Farm Bureau Life Collected Premiums Traditional annuity and traditional and universal life insurance continue to be strong while variable sales have been under pressure. 12 June 2009 YTD premiums collected are up 16% compared to the same period of 2008, whereas industry life sales are down 23% and industry annuity sales are down 3%. Source: LIMRA

EquiTrust Life Independent Channel Began operating under FBL Financial Group as an independent channel in late 2003 Provides diversification to FBL with independent agents and national presence 20,023 agents appointed as of June 30, 2009 Licensed in all states except New York Has established itself in the annuity marketplace through independent marketing organizations Undergoing reinvention process to diversify business by product and channel Expands FBL Financial Group's market reach, distribution channels and product portfolio. 13

MYGA Index Annuity SPIA Traditional Fixed Annuity 44 52 3 1 EquiTrust Life Product Mix The product portfolio was restructured in May 2009 with capital efficient products introduced and high capital strain products removed. Fixed Rate Annuities 44% Index Annuities MarketPower Bonus MarketValue MarketSeven MarketBooster MarketTwelve Bonus Fixed Rate Annuities ChoiceFour Certainty Certainty Select Confidence Income The EquiTrust Life product portfolio has been focused on accumulation needs. 14 Index Annuities 52% Life Insurance 3% Variable Annuities and VUL 1% June 2009 statutory reserves, including separate account liabilities

EquiTrust Life Second Quarter 2009 Business Activities Conservation program in full effect Surrender requests reduced dramatically Product portfolio repositioned Deliberate sales reduction preserving capital and improving profitability Investment portfolio partially repositioned Reinvention project underway to achieve business diversification Several activities and initiatives are positively impacting EquiTrust Life. 15

EquiTrust Life Reinvention Operates within a framework of balance sheet strengthening and repositioning Leverages EquiTrust's corporate agility, nimble infrastructure and rapid product development capabilities Requires increased consumer insight Introduces life insurance to the portfolio Involves deeper engagement with fewer intermediaries Will be characterized by modest growth in the short run Is expected to deliver attractive returns and diversified earnings 16 Reinvention Objective: To capitalize on EquiTrust's strengths and opportunities to reach a narrower target customer segment through select intermediaries with a more diversified product set.

Company Overview Business Strategy Financial Overview Agenda 17

Bolstered capital position with $100M debt financing with affiliates in 4Q08 Restructured EquiTrust Life product portfolio with capital efficient products Filed a shelf registration Implemented a variety of other strategies that have improved the capital base Reviewing additional strategies, including reinsurance Navigating through Challenging Markets Repositioned 10% of EquiTrust Life investment portfolio 94% investment grade fixed income securities Unrealized losses primarily due to spread widening and level of interest rates Strengthening Capital Base Maintaining Higher Liquidity Position Holding higher levels of cash Access to FHLB funding following payoff of line of credit in February 2009 $3.1 billion of securities in a gain position as of June 30, 2009 No debt due until 2011 Optimizing Investment Portfolio Steps have been taken to preserve and strengthen the capital base, increase liquidity and optimize the investment portfolio. 18

Capitalization Long-term debt Revolving line of credit $ 59,446 $ - Senior notes, due 2014 75,305 75,279 Senior notes, due 2017 98,700 98,765 Notes payable to affiliates 100,000 100,000 Trust preferred securities, 5%, due 2047 97,000 97,000 Total debt 430,451 371,044 Preferred stock 3,000 3,000 Common stockholder's equity, excluding AOCL 905,123 940,338 Total capitalization, excluding AOCL 1,338,574 1,314,382 Accumulated other comprehensive loss (649,758) (349,526) Total capitalization, including AOCL $ 688,816 $ 964,856 As of June 30, 2009 (Thousands) Debt/total capitalization 24.9% 20.8% Excluding AOCL, including equity credit for trust preferred securities As of Dec. 31, 2008 (Thousands) Total capitalization has improved significantly since year end. Lower leverage ratio reflects pay off of line of credit and improved investment valuations. 19

1991 1992 1993 1994 1995 1996 1997 6/30/1998 1998 1999 2000 6/1/2001 Sept. 2001 2001 Q1-02 Q2-02 Q3-02 2002 Q1-03 Q2-03 Q3-03 2003 Q1-04 Q2-04 Q3-04 2004 1Q-05 2005 3/6/2006 6/6/2006 9/6/2006 2006 1Q07 2Q07 3Q07 2007 1Q08 2Q08 3Q08 2008 1Q09 2Q09 Assets 1.592612 1.731694 2.14558 2.795266 3.093582 3.368192 3.601526 3.548186 3.65096 3.662 3.7 4.93 5 5.63 5.71 6.13 6.6 6.8 7.16 7.43 7.74 7.95 8.25 8.48 8.79 9.1 9.27 10.15 10.349 10.65 11.6 12.2 12.6 12.9 13.5 14 14 14.3 14.4 14.1 14 14.4 (Billions) Assets Total $14.4 Billion Increase in total assets is positive as much of FBL Financial Group's business is spread business. 20

A of Higer BBB Below investment grade 0.56 0.375 0.065 Corporate Securities Mortgage and Asset-backed Securities Government Commercial Mortgage Loans Short-term Investments Policy Loans Other 45 22.6 13.5 11.7 4.7 1.7 0.8 Investments by Type Investment Quality A or higher BBB Below investment grade High Quality, Diversified Investment Portfolio As of June 30, 2009 Investments are well diversified by individual issue, industry and asset class. 21

Long history of extremely low delinquency rates with three mortgages ($14.2M or 1.1% of commercial mortgage portfolio) currently in foreclosure. Recent appraisals on these three properties are in excess of loan values. Industrial Retail Office Other 31 34 33 2 Diversified Commercial Mortgage Loan Portfolio Collateral Type Industrial 31% 2% Other Retail 34% Office 33% In 2008, new loans were $5M - $15M with $5.5M average loan size No new loans issued in 2009 Underwritten internally Average loan-to-value of 58% No single-family, hotel, apartment, construction or agricultural loans Pacific 21% Mountain 8% W.N. Central 13% W.S. Central 8% E.N. Central 20% E.S. Central 2% NE 4% Mid Atlantic 2% S. Atlantic 22% $1.3 billion commercial mortgage loan portfolio is well-diversified by property type and geographic location. 22 As of June 30, 2009

Investment Valuations Improving 2Q08 3Q08 4Q08 1Q09 2Q09 Losses 635.2 1033.1 1661.1 1705.2 1217.6 Gains 78.3 63.6 114.4 117.2 130.4 Gross Unrealized Gains and Losses (Millions) Investment valuations improving with a significant decline in unrealized loss in 2009. 23 The level of unrealized loss reflects strong asset growth during period of low spreads; majority of unrealized loss due to spread widening and level of interest rates.

Realized Investment Losses Declining Realized Losses Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 2Q08 3Q08 4Q08 1Q09 2Q09 Total investment G(L) -14.4 2.2 -5.8 1.7 -13 -5.632 4.516 -0.3 -0.6 0.064 0.629 0.601 6.881 0.412 2.876 0.037 -0.364 11.604 0.222 -0.256 2.4 1.456 1.156 3.932 -0.775 -29.347 -74.021 -27.156 -25.785 -19.67 6.121 Impairment losses -10.9 -5.1 -8.9 -5 -10.3 -9.305 -2.444 -2.1 -0.1 -1.859 -3.43 -1.228 0 0 -1.732 -0.517 -0.001 -2.34 0 0 0 0 -2.436 -0.406 -1.6604 -29.347 -78.027 -26.243 -24.602 -21.621 -27.407 (Millions) All realized investment loss data presented on a pre-DAC and pre-tax basis Realized losses since end of 2006 are below public life company average. 24 1991 1992 1993 1994 1995 1996 1997 6/30/1998 1998 1999 2000 6/1/2001 Sept. 2001 2001 Q1-02 Q2-02 Q3-02 2002 Q1-03 Q2-03 Q3-03 2003 Q1-04 Q2-04 Q3-04 FBL Financial Group Public Life Company Median Public Life Company Mean 3/6/2006 6/6/2006 9/6/2006 2006 1Q07 2Q07 3Q07 2007 1Q08 2Q08 3Q08 2008 1Q09 2Q09 Assets 1.592612 1.731694 2.14558 2.795266 3.093582 3.368192 3.601526 3.548186 3.65096 3.662 3.7 4.93 5 5.63 5.71 6.13 6.6 6.8 7.16 7.43 7.74 7.95 8.25 8.48 8.79 0.0144 0.0211 0.0279 10.349 10.65 11.6 12.2 12.6 12.9 13.5 14 14 14.3 14.4 14.1 14 14.4 FBL Financ Realized Losses/Cash + Investments 01/01/07-06/30/09 Source: Company Form 10-Qs

NOTE: Operating income/loss excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006. Net Income and Operating Income/Loss Per Common Share 1992 1993 1994 1995* 1996* 1997 3/31/1997 3/31/1998 6/30/97 YTD 6/30/98 YTD 9/30/97 YTD 9/30/98 YTD 1998 3/1/1998 3/1/1999 6/1/1998 6/1/1999 6/1/1998 6/1/1999 9/1/1998 9/1/1999 9/1/1998 9/1/1999 1999 12/1/1998 12/1/1999 3/1/1999 3/1/2000 YTD 6/1/1999 6/1/2000 Quarterly 6/1/1999 6/1/2000 YTD 9/1/1999 9/1/2000 Quarterly 9/1/1999 9/1/2000 1999 2000 3/1/2000 3/1/2001 6/1/2000 6/1/2001 6/1/2000 6/1/2001 9/1/2000 9/1/2001 9/1/2000 9/1/2001 2001 2002 Q1-01 Q1-02 June 02 June 03 June 02 June 03 2003 2004 2005 2006 2007 2008 Mar 04 Jun 03 Jun 04 Jun 03 Jun 04 4Q03 4Q04 1Q04 1Q05 2Q04 2Q05 3Q04 3Q05 1Q05 1Q06 2Q05 2Q06 3Q05 3Q06 4Q05 4Q06 1Q06 1Q07 2Q06 2Q07 4Q06 4Q07 1Q08 3Q07 Operating income/loss 20.4 27.4 0.64 0.98 1.07 1.27 0.29 0.34 0.57 0.79 0.94 1.2 1.63 0.34 0.39 0.79 0.87 0.45 0.48 1.2 1.25 0.42 0.39 1.68 0.42 0.39 0.39 0.57 0.87 0.96 0.48 0.39 1.25 1.32 0.39 0.36 1.68 1.76 0.57 0.35 0.96 0.75 0.39 0.4 1.32 1.12 0.36 0.37 1.62 1.94 0.35 0.41 0.47 0.63 0.88 1.14 2.26 2.07 2.49 2.78 3.15 1.64 0.46 0.63 0.43 1.14 0.89 0.61 0.72 0.44 0.57 0.46 0.62 0.5 0.6 0.57 0.59 0.62 0.68 0.6 0.76 0.69 0.75 0.59 0.73 0.68 0.8 0.75 0.82 0.5 0.81 Revenues 30.6 38.6 321.2 346.3 357.2 379.3 394.5 397.4 97.8 97.9 203 200.9 105.2 103 299.3 298.4 96.3 97.5 397.4 393 97.9 115.1 200.9 240 103 124.9 298.4 361.9 97.5 121.9 490.7 115.1 131.5 Net income/loss 45.9 46.9 0.9 1.46 2.08 1.99 0.37 0.66 1 0.74 1.55 1.17 1.56 0.37 0.35 0.74 0.86 0.38 0.51 1.17 1.24 0.42 0.38 1.69 0.4 0.38 0.35 0.57 0.86 0.88 0.51 0.31 1.24 0.94 0.38 0.06 1.69 1.27 0.57 0.32 0.88 0.72 0.31 0.4 0.94 1.08 0.06 0.36 1.31 1.64 0.32 0.45 0.39 0.72 0.84 1.1 2.23 2.26 2.47 3.01 2.84 -0.61 0.45 0.72 0.45 1.1 0.9 0.61 0.87 0.45 0.59 0.45 0.62 0.49 0.58 0.59 0.93 0.62 0.59 0.58 0.69 0.69 0.8 0.93 0.8 0.59 1.12 0.8 0.39 0.21 0.54 93.5 99.2 193.5 204.8 283.8 296.8 96.8 97.8 200 203 96.8 96.3 97.7 96.3 103.2 105.2 296.8 299.3 Following a net loss in 2008, year-to-date 2009 results are positive and growing. 25

Adj. Operating Income per Common Share 1992 1.01 1993 1.06 1994 0.64 1995* 0.98 1996* 1.07 1996* 1.56 1997 1.27 3/1/1996 0.5 3/1/1997 0.58 June 96* 0.52 June 97 0.56 Sep-96* 0.54 9/1/1997 0.74 Dec 96* 0.59 12/1/1997 0.67 6/1/1997 0.57 6/1/1998 0.79 6/1/1997 0.28 6/1/1998 0.45 1998 1.63 3/1/1998 0.34 0.39 0.79 0.87 0.45 0.48 1.2 1.25 9/1/1998 0.42 9/1/1999 0.39 1999 1.68 12/1/1998 0.42 12/1/1999 0.39 3/1/1999 0.39 3/1/2000 0.57 YTD 6/1/1999 0.87 6/1/2000 0.96 Quarterly 6/1/1999 0.48 6/1/2000 0.39 YTD 9/1/1999 1.25 9/1/2000 1.32 Quarterly 9/1/1999 0.39 9/1/2000 0.36 1999 1.68 2000 1.76 3/1/2000 0.57 3/1/2001 0.35 6/1/2000 0.96 6/1/2001 0.75 6/1/2000 0.39 6/1/2001 0.4 YTD 9/1/2000 1.32 9/1/2001 1.12 Qtr 9/1/2000 0.36 9/1/2001 0.37 2001 1.62 4Q-00 0.44 4Q-01 0.5 1Q-01 0.35 2002 1.94 2003 2.26 2004 2.07 2005 2.49 2006 2.78 2007 3.15 2008 1.64 QTR 0.47 June 02 0.63 June 03 YTD 0.88 June 02 1.14 June 03 QTR 0.51 Mar 03 0.46 Mar 04 0.63 Jun 03 0.43 Jun 04 YTD 1.14 Jun 03 0.9 Jun 04 0.61 4Q03 0.72 4Q04 0.44 1Q04 0.57 1Q05 0.46 2Q04 0.62 2Q05 0.9 6/1/2004 1.2 6/1/2005 0.5 3Q04 0.6 3Q05 1.4 9/4/2004 1.8 Operating Income/Loss Per Common Share NOTE: Operating income/loss excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006. Operating results improved significantly in second quarter 2009. 26

Pre-Tax Operating Earnings Quarter Ended June 30, 2009 (Millions) Traditional Annuity Exclusive Traditional Annuity Independent Traditional & Universal Life Insurance Variable Corporate & Other Earnings are derived from four product segments with the traditional and universal life insurance segment providing the largest contribution. 27

Book Value Per Common Share 1994 1995 1996 1997 3/31/1998 6/30/1998 9/30/1998 1998 3/1/1999 6/1/1999 9/1/1999 1999 3/1/2000 6/1/2000 9/1/2000 2000 3/1/2001 6/1/2001 2001 June 02 Sept 02 2002 Mar 03 June 03 Sept 03 2003 3/4/2004 6/4/2004 2004 Q1-2005 Q2-2005 Q3-2005 2005 Q1-2006 Q2-2006 Q3-2006 2006 1Q07 2Q07 3Q07 2007 1Q08 2Q08 3Q08 2008 1Q09 2Q09 Book Value, excluding AOCI 9.82 11.12 13.75 15.36 15.54 15.48 15.78 16.14 16.4 16.82 17.07 17.46 17.98 18.11 18.12 18.13 18.38 18.69 19.1 19.68 20.16 20.28 20.57 21.2 21.59 22.11 22.42 22.77 23.96 24.42 24.97 25.44 26.05 26.78 27.29 27.91 28.64 29.34 30.38 30.85 31.19 31.21 30.58 30.82 30 30.2 30.86 SE, securities @ cost 460.4 530.8 518.6 552 520.4 503.8 514.2 527.7 534.2 543.3 542.1 550.1 557.4 561.4 562.3 495 502.8 511.5 523.4 544.4 Book Value 9.18 11.83 14.28 16.77 17.05 17.15 17.81 17.75 17.23 16.71 16.42 15.94 16.44 16.24 16.63 17.35 19.17 19.32 20.53 20.83 23.73 23.71 24.3 26.44 25.83 26.42 28.6 25.27 28.87 28.38 31.09 28.99 28.88 26.47 23.97 28.98 29.59 30.36 29.01 29.82 29.98 26.64 24.39 18.32 8.46 8.84 19.36 GAAP book value grew by 129% in the first half of 2009 reflecting strong earnings and improving investment valuations. 28

FBL Financial Group is Focused on the Future Change in leadership Committed to niche Farm Bureau marketplace Reinventing EquiTrust Improving investment valuations Optimizing investment portfolio Strengthening capital position 29

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